STEIN ROE GROWTH STOCK FUND


                        SEMIANNUAL REPORT o MARCH 31,2002




[LOGO: STEIN ROE MUTUAL FUNDS]

CONTENTS


From the President                                              1
-----------------------------------------------------------------

Performance Summary                                             2
-----------------------------------------------------------------

Portfolio Managers' Report                                      3
-----------------------------------------------------------------

Investment Portfolio                                            6
-----------------------------------------------------------------

Financial Statements                                            9
-----------------------------------------------------------------

Notes to Financial Statements                                  15
-----------------------------------------------------------------

Financial Highlights                                           22
-----------------------------------------------------------------

Transfer Agent                                                 25
-----------------------------------------------------------------




NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT


[photo of: Keith T. Banks]


Dear Shareholder:

     In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over this period, the S&P 500 Index has managed to recover all of the ground that it lost in the wake of the events of September 11. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. Although volatility set in shortly after the beginning of the new year, many market sectors have continued to deliver strong gains.

     Large company stocks generally lagged small and mid-cap stocks and growth lagged value as conviction about the economy carried over to segments that traditionally stand to gain just as the economy emerges from recession. However, we believe that a steadily growing economy will create an attractive environment for large company growth stocks.

     In the report that follows, your portfolio managers will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing in Stein Roe funds.

     Sincerely,

/s/ Keith T. Banks

     Keith T. Banks
     President
     Stein Roe Mutual Funds


Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

PERFORMANCE SUMMARY


Average annual total return (%), period ended March 31, 2002
------------------------------------------------------------

                                 6-month
                              (cumulative)   1-year     5-year    10-year
--------------------------------------------------------------------------------
Stein Roe Growth
Stock Fund                          6.81     -12.64      8.03      10.42
--------------------------------------------------------------------------------
S&P 500 Index                      10.99       0.24     10.18      13.25
--------------------------------------------------------------------------------
Morningstar(R) Large
Growth Category                    11.86      -5.54      8.12      10.02
--------------------------------------------------------------------------------

Past performance is no guarantee future investment results. Returns and value of an investment will vary, which may result in a gain or loss when you sell fund shares.

(C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, March 31, 1992 to March 31, 2002

[LINE CHART DATA]:

                           Stein Roe Growth       S & P       Morningstar Large
                              Stock Fund         500 Index     Growth Category

3/31/92                      $ 10,000.0        $  10,000.0        $  10,000.0
                                9,902.0           10,293.0            9,868.0
                               10,093.1           10,343.4            9,959.8
                                9,833.7           10,189.3            9,633.1
                               10,262.5           10,605.0            9,994.3
                               10,296.3           10,388.7            9,755.5
                               10,479.6           10,511.3            9,930.1
                               10,764.7           10,547.0           10,204.2
                               11,253.4           10,905.6           10,767.4
                               11,309.6           11,039.8           10,967.7
                               11,194.3           11,132.5           11,096.0
                               10,800.2           11,283.9           10,802.0
3/31/93                        11,061.6           11,522.0           11,130.4
                               10,477.6           11,243.2           10,731.9
                               10,845.3           11,543.4           11,229.9
                               10,813.9           11,576.8           11,290.5
                               10,707.9           11,530.5           11,225.0
                               11,013.1           11,967.5           11,725.7
                               11,013.1           11,875.4           11,933.2
                               11,309.3           12,121.2           12,072.8
                               11,145.3           12,006.0           11,798.8
                               11,630.2           12,151.3           12,158.6
                               11,954.6           12,564.5           12,557.4
                               11,592.4           12,224.0           12,347.7
3/31/94                        10,958.3           11,692.2           11,718.0
                               10,958.3           11,841.9           11,729.7
                               11,167.6           12,034.9           11,741.4
                               10,638.3           11,740.1           11,263.6
                               10,895.7           12,125.1           11,559.8
                               11,463.4           12,621.0           12,182.9
                               11,244.4           12,313.1           11,986.7
                               11,378.2           12,588.9           12,245.6
                               11,077.8           12,130.7           11,786.4
                               11,192.0           12,310.2           11,893.7
                               11,312.8           12,629.0           11,950.8
                               11,688.4           13,120.3           12,385.8
3/31/95                        12,002.8           13,507.4           12,761.1
                               12,328.1           13,904.5           13,022.7
                               12,582.1           14,459.3           13,414.6
                               13,089.1           14,794.7           14,137.7
                               13,569.5           15,284.4           14,919.5
                               13,713.3           15,322.6           15,018.0
                               14,414.1           15,969.2           15,492.5
                               14,331.9           15,911.8           15,329.9
                               15,021.3           16,608.7           15,829.6
                               15,180.5           16,929.2           15,767.9
                               15,502.3           17,504.8           16,111.6
                               15,708.5           17,667.6           16,537.0
3/31/96                        15,897.0           17,837.2           16,588.2
                               16,084.6           18,099.4           17,177.1
                               16,776.2           18,564.6           17,671.8
                               16,957.4           18,635.1           17,396.1
                               15,921.3           17,811.5           16,244.5
                               16,320.9           18,187.3           16,843.9
                               17,448.7           19,209.4           18,012.9
                               17,811.7           19,739.6           18,050.7
                               18,793.1           21,229.9           19,141.0
                               18,360.8           20,809.6           18,712.2
                               19,967.4           22,108.1           19,848.1
                               19,566.1           22,282.8           19,359.8
3/31/97                        18,315.8           21,369.2           18,333.7
                               19,757.3           22,642.8           19,153.3
                               21,033.6           24,026.2           20,620.4
                               22,001.1           25,095.4           21,422.5
                               23,699.6           27,090.5           23,481.2
                               22,121.2           25,573.4           22,553.7
                               23,227.3           26,972.3           23,816.7
                               22,720.9           26,071.4           22,909.3
                               23,248.0           27,278.5           23,257.5
                               24,171.0           27,747.7           23,445.9
                               24,086.4           28,052.9           23,729.6
                               25,815.8           30,075.6           25,611.4
3/31/98                        26,943.9           31,615.4           26,794.6
                               27,307.7           31,937.9           27,212.6
                               27,007.3           31,388.6           26,423.5
                               28,633.1           32,662.9           27,916.4
                               28,240.9           32,316.7           27,573.0
                               23,358.0           27,647.0           23,062.1
                               24,318.0           29,419.1           24,697.2
                               26,224.6           31,808.0           26,258.0
                               28,165.2           33,735.5           28,104.0
                               30,345.2           35,678.7           31,035.2
                               32,909.3           37,170.0           32,953.2
                               31,978.0           36,014.1           31,529.6
3/31/99                        34,002.2           37,454.6           33,393.0
                               33,434.4           38,904.1           33,743.6
                               32,538.3           37,986.0           32,822.4
                               34,949.4           40,086.6           35,097.0
                               33,834.5           38,839.9           34,338.9
                               33,401.4           38,645.7           34,356.1
                               33,070.8           37,586.8           34,084.7
                               35,111.2           39,966.1           36,399.0
                               36,715.8           40,777.4           38,681.3
                               41,455.8           43,175.1           43,632.5
                               41,530.5           41,007.7           42,044.2
                               45,654.4           40,232.7           45,727.3
3/31/00                        47,996.5           44,167.4           47,547.3
                               45,611.1           42,838.0           44,523.3
                               42,099.0           41,959.8           41,865.2
                               45,850.0           42,992.0           45,139.1
                               44,300.3           42,321.3           44,177.6
                               48,588.6           44,949.5           48,105.0
                               44,657.8           42,576.1           45,112.9
                               41,178.9           42,397.3           42,749.0
                               35,541.5           39,056.4           37,050.5
                               36,753.5           39,247.8           37,224.7
                               37,973.7           40,641.1           38,188.8
                               33,340.9           36,938.7           32,735.4
3/31/01                        30,857.0           34,600.5           29,497.9
                               33,803.9           37,285.5           32,574.5
                               32,894.5           37,535.3           32,291.1
                               31,568.9           36,623.2           31,493.5
                               30,028.3           36,264.3           30,331.4
                               27,695.1           33,997.7           27,923.1
                               25,238.6           31,254.1           24,957.7
                               25,995.7           31,851.1           26,088.3
                               28,114.4           34,294.1           28,493.6
                               27,954.1           34,595.8           28,667.4
                               27,118.3           34,090.7           28,051.1
                               25,792.2           33,432.8           26,760.7
3/31/02                        26,947.7           34,689.9           27,916.8



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 31, 1992, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Source: Liberty Funds Distributors Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth Category average ("Morningstar Average"). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Sales charges are not reflected in the Morningstar Average.

The Fund invests all of its assets in SR&F Growth Stock Portfolio (Portfolio) as part of a master fund/feeder fund structure. The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations.

PORTFOLIO MANAGERS' REPORT


Fund Commentary


COMMENTARY FROM ERIK P. GUSTAFSON,
AND DAVID P. BRADY
PORTFOLIO MANAGERS OF
STEIN ROE GROWTH STOCK FUND

     Growth stock returns were positive for the six-month period ended March 31, 2002 despite fluctuating market conditions. After rebounding from post September 11 lows, the overall stock market posted strong returns in the fourth quarter and growth stocks led the way. However, the market has been more erratic since the first of the year as interest rates have stabilized and investors have gravitated toward economically-sensitive value-oriented stocks. That hurt the fund's performance relative to the S&P 500 Index, comprising both growth and value stocks. For the six-month period that ended on March 31, 2002, Stein Roe Growth Stock Fund returned 6.81%. The S&P 500 Index returned 10.99% for the same period.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis on the technology, financial services, health care and global franchise sectors.

Fund Inception:

July 1, 1958

Net Assets:

$535.8 million
--------------------------------------------------------------------------------


FINE TUNING THE PORTFOLIO

     During the period we increased our exposure to economically sensitive issues, such as Caterpillar (2.3% of net assets) and Paychex (1.4% of net assets), companies in the industrial and commercial services sectors. We also added holdings in health care because we believe that industry has good potential for growth. With nearly 80 million baby boomers requiring more medical services every year, we believe health care companies have strong long-term growth prospects. Our health care investments performed well during the period. In the media sector, many companies have languished recently because advertising spending remains slow. As a result, we were able to add to our media holdings at attractive prices. Our media holdings did not perform particularly well during the period, but we expect the opportunities for media companies to pick up as the economy gains steam.



---------------------------------------------
[text inset]:

Top 10 Equity Holdings as of 3/31/02
(% of net assets)
-----------------

Citigroup                             5.0
Baxter International                  4.6
Microsoft                             4.4
Johnson & Johnson                     4.2
Pfizer                                3.8
Liberty Media                         3.7
Medtronic                             3.6
Procter & Gamble                      3.6
General Electric                      3.6
Tenet Healthcare                      3.5
---------------------------------------------


     Finally, we maintained the fund's slight overweighting in technology stocks compared to the S&P 500 Index, a decision that hurt performance during the period. However, we believe that technology companies have the potential to rebound strongly when business prospects improve and companies refocus on technology infrastructure. We maintained our technology investments because we believe in their potential for exceptional growth opportunities.

OUR OUTLOOK

     March 2002 marks the second year during which large cap, high quality growth stocks have been out of favor. It has been a frustrating time, but history has shown that financial markets move in cycles. Recent signs of strength in the economy are encouraging for growth stocks, and while recovery may be slow, we expect it to continue. We believe the stocks we buy for the fund represent the premier American businesses on which our country was built.
We remain committed to owning those businesses and believe that they will continue their history of providing positive returns for long-term investors.


--------------------------------------------------------
[text inset]:

Equity Portfolio Highlights as of 3/31/02

                      Portfolio    S&P 500 Index

Number of Holdings       35             500

Dollar Weighted
   Median Market
   Capitalization ($m) 82,763         55,512
--------------------------------------------------------

Past performance is no guarantee of the future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2002 and are subject to change. The S&P 500 tracks the performance of widely held, large-capitalization US stocks. Securities in the fund may not match those in the S&P 500 Index. It is not possible to invest directly in an index.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Holdings are calculated as a percentage of net assets in the SR&F Growth Stock Portfolio as of March 31, 2002. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.

Portfolio Asset Allocation as of 3/31/02

[pie chart data]:

Cash Equivalents & Other            3.8%
Equities                           96.2%


 Asset allocation is calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown in the future.


Economic Sector Breakdown as of 3/31/02

    Equity Portfolio
    (% of net assets)
---------------------


[bar chart data]:

Health care                         26.0
Information technology              24.0
Consumer discretionary              13.1
Consumer staples                     8.9
Financials                           8.9


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

SR&F GROWTH STOCK PORTFOLIO


INVESTMENT PORTFOLIO
MARCH 31, 2002 (UNAUDITED)


Common Stocks - 96.2%                                 SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 13.1%
   Media - 8.0%
   Broadcasting & Cable - 5.6%
   EchoStar Communications Corp., Class A (a)..      850,000  $ 24,072,000
   Liberty Media Corp., Class A (a) ...........    3,650,000    46,136,000
                                                            --------------
                                                                70,208,000
                                                            --------------
   Movies & Entertainment - 2.4%
   AOL Time Warner, Inc. (a) ..................    1,250,000    29,562,500
                                                            --------------

   Retailing - 5.1%
   Department Stores - 3.1%
   Kohl's Corp. (a) ...........................      550,000    39,132,500
                                                            --------------

   Home Improvement Retail - 2.0%
   Home Depot, Inc. ...........................      500,000    24,305,000
                                                            --------------

CONSUMER STAPLES - 8.9%
   Food, Beverages & Tobacco - 5.3%
   Soft Drinks - 2.1%
   PepsiCo, Inc. ..............................      500,000    25,750,000
                                                            --------------

   Tobacco - 3.2%
   Philip Morris Companies, Inc................      750,000    39,502,500
                                                            --------------

   Household & Personal Products - 3.6%
   Household Products - 3.6%
   Procter & Gamble Co.........................      500,000    45,045,000
                                                            --------------

ENERGY - 1.9%
   Oil & Gas Drilling - 1.9%
   Transocean Sedco Forex, Inc. ...............      700,000    23,261,000
                                                            --------------

FINANCIALS - 8.9%
   Banks - 2.1%
   Washington Mutual, Inc.  ...................      800,000    26,504,000
                                                            --------------

   Diversified Financial Services - 5.0%
   Citigroup, Inc.  ...........................    1,250,000    61,900,000
                                                            --------------

   Insurance - 1.8%
   Multi-Line Insurance - 1.8%
   American International Group, Inc. .........      300,000    21,642,000
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 26.0%
   Health Care Equipment & Services - 11.7%
   Health Care Equipment - 8.2%
   Baxter International, Inc...................      950,000 $  56,544,000
   Medtronic, Inc.  ...........................    1,000,000    45,210,000
                                                            --------------
                                                               101,754,000
                                                            --------------
   Health Care Facilities - 3.5%
   Tenet Healthcare Corp. (a)..................      650,000    43,563,000
                                                            --------------

   Pharmaceuticals & Biotechnology - 14.3%
   Biotechnology - 2.9%
   Genentech, Inc. (a).........................      700,000    35,315,000
                                                            --------------

   Pharmaceuticals - 11.4%
   Abbott Laboratories ........................      800,000    42,080,000
   Johnson & Johnson...........................      800,000    51,960,000
   Pfizer, Inc.  ..............................    1,200,000    47,688,000
                                                            --------------
                                                               141,728,000
                                                            --------------
INDUSTRIALS - 7.3%
   Capital Goods - 5.9%
   Industrial Conglomerates - 3.6%
   General Electric Co.........................    1,200,000    44,940,000
                                                            --------------

   Machinery - 2.3%
   Caterpillar, Inc............................      500,000    28,425,000
                                                            --------------

   Commercial Services & Supplies  - 1.4%
   Data Processing Services - 1.4%
   Paychex, Inc. ..............................      450,000    17,865,000
                                                            --------------

INFORMATION TECHNOLOGY - 24.0%
   Software & Services - 6.5%
   Systems Software - 6.5%
   Adobe Systems, Inc. ........................      650,000    26,188,500
   Microsoft Corp. (a) ........................      900,000    54,279,000
                                                            --------------
                                                                80,467,500
                                                            --------------
   Technology Hardware & Equipment - 17.5%
   Computer Hardware - 1.9%
   Dell Computer Corp. (a).....................      900,000    23,499,000
                                                            --------------

   Computer Storage & Peripherals - 1.6%
   EMC Corp. (a)  .............................    1,700,000    20,264,000
                                                            --------------

   Networking Equipment - 4.4%
   Brocade Communications Systems, Inc. (a) ...      500,000    13,500,000
   Cisco Systems, Inc. (a).....................    2,000,000    33,860,000
   Finisar Corp. (a)...........................    1,000,000     7,700,000
                                                            --------------
                                                                55,060,000
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------

   Semiconductor Equipment - 1.7%
   Novellus Systems, Inc. (a)..................      400,000  $ 21,656,000
                                                           ---------------

   Semiconductors - 3.5%
   Texas Instruments, Inc......................    1,300,000    43,030,000
                                                           ---------------

   Telecommunications Equipment - 4.4%
   Corning, Inc. (a)...........................    1,650,000    12,573,000
   Nokia Oyj, ADR .............................    2,000,000    41,480,000
                                                           ---------------
                                                                54,053,000
                                                           ---------------

MATERIALS - 3.3%
   Metals & Mining - 3.3%
   Aluminum - 3.3%
   Alcoa, Inc..................................    1,100,000    41,514,000
                                                           ---------------

TELECOMMUNICATION SERVICES - 2.8%
   Diversified Telecommunication Services - 2.8%
   Integrated Telecommunication Services - 2.8%
   Verizon Communications, Inc. ...............      750,000    34,237,500
                                                           ---------------

TOTAL COMMON STOCKS
   (cost of $1,035,003,670)....................              1,194,183,500
                                                           ---------------

Short-Term Obligations - 2.3% (b)                        Par
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 2.3%
   CXC Inc., 1.850% 04/01/02...................  $17,000,000    17,000,000
   UBS Financial, 1.850% 04/01/02..............   11,965,000    11,965,000
                                                           ---------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $28,965,000).......................                 28,965,000
                                                           ---------------

TOTAL INVESTMENTS - 98.5%
   (cost of $1,063,968,670) (c)................              1,223,148,500
                                                           ---------------

Other Assets & Liabilities, Net - 1.5%.........                 18,792,762
                                                           ---------------

Net Assets - 100.0%............................             $1,241,941,262
                                                           ===============


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.

            Acronym                  Name
            -------        ---------------------------
              ADR          American Depositary Receipt


See notes to financial statements.

SR&F GROWTH STOCK PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets:
Investments, at cost....................................    $1,063,968,670
                                                           ---------------
Investments, at value...................................    $1,223,148,500
Cash....................................................             4,995
Receivable for:
   Investments sold.....................................        23,823,571
   Dividends............................................         1,108,242
Deferred Trustees' compensation plan....................               324
                                                           ---------------
   Total Assets.........................................     1,248,085,632
                                                           ---------------

Liabilities:
Payable for:
   Investments purchased................................         5,432,825
   Management fee.......................................           648,057
   Transfer agent fee...................................               490
   Bookkeeping fee......................................               738
   Trustees' fee........................................            29,682
Deferred Trustees' fee..................................               324
Other liabilities.......................................            32,254
                                                           ---------------
   Total Liabilities....................................         6,144,370
                                                           ---------------
Net Assets..............................................    $1,241,941,262
                                                           ===============


See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

Investment Income:
Dividends...............................................       $ 5,619,516
Interest................................................           609,516
                                                            --------------
   Total Investment Income (net of foreign taxes
     withheld of $71,205)...............................         6,229,032
                                                            --------------
Expenses:
Management fee..........................................         3,662,949
Bookkeeping fee.........................................             4,910
Transfer agent fee......................................             2,984
Trustees' fee                                                          403
Other expenses                                                      87,654
                                                            --------------
   Total Expenses.......................................         3,758,900
Custody earnings credit.................................             (9,992)
                                                            --------------
   Net Expenses.........................................         3,748,908
                                                            --------------
Net Investment Income...................................         2,480,124
                                                            --------------

Net Realized and Unrealized Gain (Loss)
   on Investments:
Net realized loss on investments........................      (107,742,465)
Net change in unrealized appreciation/depreciation
   on investments.......................................       194,484,993
                                                            --------------
Net Gain................................................        86,742,528
                                                            --------------
Net Increase in Net Assets from Operations..............      $ 89,222,652
                                                            --------------


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               (UNAUDITED)
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED
                                                 MARCH 31,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                    2002            2001
                                           --------------- ---------------
Operations:
Net investment income .....................   $  2,480,124    $  5,755,857
Net realized loss on investments...........   (107,742,465)   (213,029,835)
Net change in unrealized appreciation/depreciation
   on investments..........................    194,484,993    (780,858,230)
                                           --------------- ---------------
Net Increase (Decrease) from Operations....     89,222,652    (988,132,208)
                                           --------------- ---------------
Transactions in Investors'
   Beneficial Interest:
Contributions .............................     16,349,365     366,424,799
Withdrawals................................   (112,327,255)   (378,404,604)
                                           --------------- ---------------
Net Decrease from Transactions in Investors'
   Beneficial Interest.....................    (95,977,890)    (11,979,805)
                                           --------------- ---------------
Total Decrease in Net Assets...............     (6,755,238) (1,000,112,013)
Net Assets:
Beginning of period........................  1,248,696,500   2,248,808,513
                                           --------------- ---------------
End of period.............................. $1,241,941,262  $1,248,696,500
                                           =============== ===============


See notes to financial statements.

STEIN ROE GROWTH STOCK FUND


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets:
Investments in Portfolio, at value......................... $  536,084,647
Receivable for Fund shares sold............................         95,556
Deferred Trustees' compensation plan.......................          2,434
Other assets...............................................         14,307
                                                           ---------------
   Total Assets............................................    536,196,944
                                                           ---------------

Liabilities:
Payable for:
   Fund shares repurchased.................................        199,661
   Administration fee......................................         74,548
   Transfer agent fee......................................         53,212
   Bookkeeping fee.........................................         17,611
   Trustees' fee...........................................          1,316
Deferred Trustees' fee.....................................          2,434
Other liabilities..........................................         19,697
                                                           ---------------
   Total Liabilities.......................................        368,479
                                                           ---------------
Net Assets................................................. $  535,828,465
                                                           ===============
Composition of Net Assets:
Paid-in capital............................................ $  405,167,256
Undistributed net investment income .......................         96,332
Accumulated net realized gain .............................      4,558,897
Net unrealized appreciation on investments.................    126,005,980
                                                           ---------------
Net Assets................................................. $  535,828,465
                                                           ===============

Shares outstanding.........................................     17,698,886
                                                           ---------------
Net asset value, redemption and offering price per share...      $   30.27
                                                           ===============



See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002

Investment Income:
Dividends allocated from Portfolio......................      $  2,449,747
Interest allocated from Portfolio.......................           266,497
                                                            --------------
   Total Investment Income (net of foreign taxes
      withheld of $30,687)..............................         2,716,244
                                                            --------------
Expenses:
Expenses allocated from Portfolio.......................         1,635,178
Administration fee......................................           423,235
Bookkeeping fee.........................................           101,912
Transfer agent fee......................................           388,334
Trustees' fee ..........................................            10,365
Other expenses..........................................            58,855
                                                            --------------
   Total Expenses.......................................         2,617,879
                                                            --------------
Net Investment Income...................................            98,365
                                                            --------------

Net Realized and Unrealized Gain (Loss)
   Allocated from Portfolio:
Net realized gain allocated from Portfolio..............         5,934,397
Net change in unrealized appreciation/depreciation
   allocated from Portfolio.............................        32,868,395
                                                            --------------
Net Gain................................................        38,802,792
                                                            --------------
Net Increase in Net Assets from Operations..............     $  38,901,157
                                                            --------------


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                               (UNAUDITED)
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED
                                                 MARCH 31,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                    2002            2001
                                           --------------- ---------------
Operations:
Net investment income (loss)...............    $    98,365      $ (417,451)
Net realized gain allocated from Portfolio.      5,934,397       6,404,344
Net change in unrealized appreciation/depreciation
   allocated from Portfolio................     32,868,395    (459,500,892)
                                           --------------- ---------------
Net Increase (Decrease) from Operations....     38,901,157    (453,513,999)
                                           --------------- ---------------
Distributions Declared to Shareholders:
From net realized capital gains............             --    (143,438,804)
                                           --------------- ---------------
Share Transactions:
Subscriptions .............................     26,800,982     110,089,441
Distributions reinvested ..................             --     130,645,873
Redemptions ...............................    (81,347,353)   (175,579,891)
                                           --------------- ---------------
Net Increase (Decrease) from Share
   Transactions............................    (54,546,371)     65,155,423
                                           --------------- ---------------
Total Decrease in Net Assets...............    (15,645,214)   (531,797,380)
Net Assets:
Beginning of period........................    551,473,679   1,083,271,059
                                           --------------- ---------------
End of period (including undistributed net
   investment income of $96,332 and
   accumulated net investment loss of
   $(2,033), respectively).................  $ 535,828,465   $ 551,473,679
                                           =============== ===============
Change in Shares:
Subscriptions .............................        884,337       2,679,860
Issued for distributions reinvested........             --       3,110,875
Redemptions ...............................     (2,647,853)     (4,483,720)
                                           --------------- ---------------
Net Increase (Decrease)....................     (1,763,516)      1,307,015
                                           --------------- ---------------


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

     Stein Roe Growth Stock Fund (the "Fund"), is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"), which seeks to achieve long-term growth by investing primarily in the common stocks of companies with large market capitalization. The Fund may issue an unlimited number of shares.

     The Portfolio is a series of SR&F Base Trust, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2002, the Fund owned 43.2% of the Portfolio.

     The financial statements for the Portfolio are included elsewhere in this report. The Fund records daily its proportionate share of the Portfolio income, expenses and unrealized gains (losses). In addition, the Fund accrues its own expenses.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.

     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:

     No provision is made for federal income taxes since (a) the Fund intends to continue to qualify as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

     Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Portfolio becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Portfolio and receives a monthly fee as follows:


      Average Daily Net Assets                 Annual Fee Rate
--------------------------------------------------------------
         First $500 million                         0.60 %
         Next $500 million                          0.55 %
         Next $1 billion                            0.50 %
         Over $2 billion                            0.45 %

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio. The Portfolio had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

     The Advisor also provides accounting and other services for a monthly fee paid by the Fund as follows:


      Average Daily Net Assets                Annual Fee Rate
-------------------------------------------------------------
         First $500 million                         0.150%
         Next $500 million                          0.125%
         Over $1 billion                            0.100%


BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

OTHER:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

     The Portfolio has an agreement with its custodian bank under which $9,992 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

     During the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $436,011,626 and $475,550,154, respectively.

     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

                  Gross unrealized appreciation      $  294,951,063
                  Gross unrealized depreciation        (135,771,233)
                                                      -------------
                    Net unrealized appreciation      $  159,179,830
                                                      -------------

OTHER:

     The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

     The Trust and the SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

     During the six months ended March 31, 2002, the Portfolio used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade, Inc. during the period were $9,564.

FINANCIAL HIGHLIGHTS


SR&F Growth Stock Portfolio

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                          YEAR ENDED SEPTEMBER 30,                 PERIOD ENDED
                                          MARCH 31,    ----------------------------------------------------------  SEPTEMBER 30,
                                               2002              2001           2000           1999          1998        1997(a)
                                     --------------    -------------- -------------- --------------- ------------ --------------
Ratios to Average Net Assets:
Expenses (b)......................           0.58%(c)          0.57%          0.55%          0.58%(d)      0.61%          0.63%(c)
Net investment income (loss) (b)..           0.38%(c)          0.33%         (0.05)%         0.20%(d)      0.31%          0.52%(c)
Portfolio turnover rate...........             36%(e)            73%            74%            57%           39%            22%(e)

(a)  The Portfolio commenced investment operations on February 3, 1997.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(c)  Annualized.
(d) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses as a result of expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.
(e)  Not annualized.

Stein Roe Growth Stock Fund

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                             SIX MONTHS
                                                  ENDED                        YEAR ENDED SEPTEMBER 30,
                                              MARCH 31,    ----------------------------------------------------------------
                                                   2002          2001          2000        1999          1998          1997
                                             ----------    ----------    ----------   ----------    ----------     --------
Net Asset Value, Beginning of Period         $    28.34    $    59.67    $    47.20   $    34.71     $   35.29     $  28.79
                                             ----------    ----------    ----------   ----------     ---------     --------
Income From Investment Operations:
Net investment income (loss) (a)............       0.01         (0.02)        (0.25)       (0.08)        (0.04)        0.01
Net realized and unrealized gain (loss)
   on investments...........................       1.92        (23.33)        16.16        12.57          1.61         8.79
                                             ----------    ----------    ----------   ----------     ---------     --------
   Total from Investment Operations.........       1.93        (23.35)        15.91        12.49          1.57         8.80
                                             ----------    ----------    ----------   ----------     ---------     --------
Less Distributions Declared to Shareholders:
From net investment income..................         --            --            --           --            --        (0.07)
From net realized gains.....................         --         (7.98)        (3.44)          --         (2.15)       (2.23)
                                             ----------    ----------    ----------   ----------     ---------     --------
   Total Distributions Declared
     to Shareholders.......................          --         (7.98)        (3.44)          --         (2.15)       (2.30)
                                             ----------    ----------    ----------   ----------     ---------     --------
Net Asset Value, End of Period.............  $    30.27    $    28.34    $    59.67   $    47.20     $   34.71     $  35.29
                                             ==========    ==========    ==========   ==========     =========     ========
Total return (b)...........................       6.81%(c)   (43.48)%        35.04%       35.98%         4.69%       33.10%
                                             ==========    ==========    ==========   ==========     =========     ========
Ratios to Average Net Assets:
Expenses (d)...............................       0.93%(e)      0.95%         0.95%        0.97%(f)      1.03%        1.07%
Net investment income (loss) (d)...........       0.03%(e)    (0.05)%       (0.44)%      (0.18)%(f)    (0.10)%        0.04%
Portfolio turnover rate....................         N/A           N/A           N/A          N/A           N/A           5%(c)(g)
Net assets, end of period (000's)..........  $  535,828    $  551,474    $1,083,271     $831,338      $615,345     $607,699

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e)  Annualized.
(f) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.
(g)  Prior to commencement of operations of the Portfolio.




22-23 [SPREAD]

                      This page intentionally left blank.

TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Growth Stock Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.



Semiannual Report:
Stein Roe Growth Stock Fund

[LOGO: STEIN ROE MUTUAL FUNDS]

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621
800-338-2550


S32-03/357J-0302 (05/02)
02/760